Quarterly Holdings Report
for
Fidelity® Global Credit Fund
September 30, 2021
GLB-NPRT3-1121
1.939065.109
Nonconvertible Bonds - 70.9%
		Principal Amount (a)	Value ($)
Argentina - 0.2%
YPF SA 4% 2/12/26 (b)(c)		291,440	258,653

Australia - 2.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	150,000	174,931
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	824,921
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	700,000	924,436
6.75% 12/2/44 (Reg. S) (d)		1,475,000	1,672,281
TOTAL AUSTRALIA			3,596,569
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	348,530

Bailiwick of Jersey - 1.4%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,400,000	1,887,265

Canada - 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		78,000	81,145
Cenovus Energy, Inc.:
2.65% 1/15/32		48,000	47,093
4.25% 4/15/27		864,000	960,341
TOTAL CANADA			1,088,579
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	192,104
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		545,000	586,183
4.375% 5/1/26 (c)		37,000	39,945
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	650,000	869,495
TOTAL CAYMAN ISLANDS			1,687,727
Denmark - 0.5%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (d)	GBP	490,000	671,293

France - 4.6%
BNP Paribas SA 2.159% 9/15/29 (c)(d)		243,000	240,700
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	400,000	567,592
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	400,000	462,177
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,944,635
1.5% 10/14/24 (Reg. S)	EUR	200,000	230,512
1.875% 2/11/28 (Reg. S)	EUR	200,000	219,973
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	353,215
2.125% 10/16/26 (Reg. S)	EUR	1,000,000	1,205,147
Societe Generale 4.75% 11/24/25 (c)		400,000	443,901
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	459,429
TOTAL FRANCE			6,127,281
Germany - 3.9%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	550,000	592,534
Bayer AG:
2.375% 4/2/75 (Reg. S) (d)	EUR	2,500,000	2,925,346
3.75% 7/1/74 (Reg. S) (d)	EUR	550,000	668,947
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	500,000	571,935
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	349,243
TOTAL GERMANY			5,108,005
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	300,000	344,899

Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	300,000	344,437

Ireland - 3.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	173,910
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	800,000	954,721
Bank Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	800,000	926,217
2.375% 10/14/29 (Reg. S) (d)	EUR	500,000	603,417
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		1,445,000	1,562,551
GE Capital International Funding Co. 4.418% 11/15/35		400,000	480,021
TOTAL IRELAND			4,700,837
Italy - 2.2%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	200,000	242,348
1.75% 7/30/31 (Reg. S)	EUR	200,000	240,052
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	690,000	883,174
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	700,000	841,980
5.861% 6/19/32 (c)(d)		600,000	667,334
TOTAL ITALY			2,874,888
Luxembourg - 3.2%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,200,000	2,153,373
2.25% 4/27/27 (Reg. S)	EUR	200,000	192,682
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	700,000	805,565
1.75% 3/12/29 (Reg. S)	EUR	400,000	480,674
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	550,000	647,388
TOTAL LUXEMBOURG			4,279,682
Mexico - 2.0%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	220,100
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	200,000	234,971
6.5% 3/13/27		2,075,000	2,178,750
TOTAL MEXICO			2,633,821
Netherlands - 3.6%
CTP BV 0.5% 6/21/25 (Reg. S)	EUR	450,000	523,913
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (d)		649,000	748,193
5.75% 8/15/50 (Reg. S) (d)		1,250,000	1,417,375
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	337,061
JDE Peet's BV 2.25% 9/24/31 (c)		162,000	158,380
Technip Energies NV 1.125% 5/28/28	EUR	800,000	950,466
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	400,000	455,232
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	233,691
TOTAL NETHERLANDS			4,824,311
Portugal - 0.3%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (f)(g)	EUR	200,000	33,592
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	300,000	357,968
TOTAL PORTUGAL			391,560
Spain - 0.8%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	1,024,329

Sweden - 0.9%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	500,000	610,335
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	580,425
TOTAL SWEDEN			1,190,760
Switzerland - 2.3%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		250,000	280,012
6.5% 8/8/23 (Reg. S)		2,550,000	2,790,465
TOTAL SWITZERLAND			3,070,477
United Kingdom - 14.8%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	234,219
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,662,884
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,407,299
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,380,000	1,975,480
3.75% 8/14/25 (Reg. S)	GBP	100,000	144,582
John Lewis PLC 6.125% 1/21/25	GBP	986,000	1,483,035
Lloyds Banking Group PLC 1.985% 12/15/31 (d)	GBP	400,000	538,188
M&G PLC:
5.625% 10/20/51 (Reg. S) (d)	GBP	100,000	158,970
6.5% 10/20/48 (Reg. S) (d)		200,000	244,467
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	500,000	700,648
4.5% 7/10/27 (Reg. S)	GBP	250,000	359,294
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (d)	GBP	700,000	941,944
3.622% 8/14/30 (Reg. S) (d)	GBP	200,000	285,042
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	1,050,000	1,236,336
Rolls-Royce PLC:
3.375% 6/18/26	GBP	940,000	1,273,560
5.75% 10/15/27 (Reg. S)	GBP	250,000	373,978
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		2,500,000	2,549,200
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	450,000	587,763
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	245,909
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	400,000	595,180
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	300,000	359,376
6.25% 10/3/78 (Reg. S) (d)		650,000	713,791
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	336,669
3.375% 10/16/25 (Reg. S)	GBP	850,000	1,200,207
TOTAL UNITED KINGDOM			19,608,021
United States of America - 21.0%
Air Lease Corp.:
2.875% 1/15/26		390,000	407,509
3.125% 12/1/30		275,000	281,727
American Airlines, Inc. 3.75% 4/15/27		155,398	149,797
Ares Capital Corp.:
2.15% 7/15/26		300,000	300,798
3.25% 7/15/25		375,000	394,437
4.25% 3/1/25		650,000	697,651
BAT Capital Corp. 3.557% 8/15/27		1,550,000	1,670,023
Broadcom, Inc.:
1.95% 2/15/28 (c)		28,000	27,647
2.45% 2/15/31 (c)		274,000	265,349
2.6% 2/15/33 (c)		243,000	233,423
Centene Corp.:
4.25% 12/15/27		570,000	596,591
4.625% 12/15/29		405,000	441,369
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		500,000	558,445
Cleco Corporate Holdings LLC 3.375% 9/15/29		1,000,000	1,024,358
DCP Midstream Operating LP 5.375% 7/15/25		900,000	994,500
Dell International LLC/EMC Corp. 5.3% 10/1/29		275,000	332,425
Elanco Animal Health, Inc. 5.9% 8/28/28 (d)		350,000	409,500
Energy Transfer LP 4% 10/1/27		900,000	992,936
Equitable Holdings, Inc. 4.35% 4/20/28		800,000	911,769
HCA Holdings, Inc. 4.5% 2/15/27		500,000	562,853
Hess Corp. 4.3% 4/1/27		950,000	1,055,127
Hudson Pacific Properties LP 3.95% 11/1/27		700,000	765,694
JPMorgan Chase & Co. 2.956% 5/13/31 (d)		63,000	65,543
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		500,000	526,675
Michael Kors U.S.A., Inc. 4.5% 11/1/24 (c)		212,000	223,533
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	450,000	616,184
3.5% 3/15/31		385,000	392,700
NextEra Energy Partners LP 4.25% 9/15/24 (c)		50,000	52,750
Omega Healthcare Investors, Inc. 4.75% 1/15/28		900,000	1,011,735
Phillips 66 Partners LP 3.15% 12/15/29		500,000	522,582
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	886,544
Puget Energy, Inc. 4.1% 6/15/30		750,000	825,835
Sabra Health Care LP 3.2% 12/1/31		135,000	132,249
SITE Centers Corp.:
3.625% 2/1/25		500,000	529,836
4.7% 6/1/27		550,000	619,465
Southern Co. 1.875% 9/15/81 (d)	EUR	1,100,000	1,267,437
Store Capital Corp. 2.75% 11/18/30		31,000	31,144
The AES Corp. 2.45% 1/15/31		715,000	705,164
The Boeing Co.:
5.04% 5/1/27		650,000	747,712
5.15% 5/1/30		450,000	528,161
The Walt Disney Co. 4.7% 3/23/50		150,000	196,670
Time Warner Cable LLC 5.875% 11/15/40		400,000	504,561
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	730,438
Universal Health Services, Inc. 2.65% 10/15/30 (c)		1,000,000	1,004,540
VEREIT Operating Partnership LP 2.85% 12/15/32		15,000	15,583
Verizon Communications, Inc. 3.7% 3/22/61		250,000	263,982
Vontier Corp. 2.4% 4/1/28 (c)		1,000,000	985,600
Vornado Realty LP 3.4% 6/1/31		114,000	117,967
Western Gas Partners LP 5.3% 2/1/30		376,000	415,480
Zions Bancorp NA 3.25% 10/29/29		750,000	779,662
TOTAL UNITED STATES OF AMERICA			27,773,660
TOTAL NONCONVERTIBLE BONDS (Cost $93,430,711)			93,835,584

U.S. Government and Government Agency Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds:
2.5% 2/15/45 (h)	13,000	14,039
3.125% 11/15/41 (h)	160,000	190,550

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $224,303)		204,589

Foreign Government and Government Agency Obligations - 1.9%
		Principal Amount (a)	Value ($)
Germany - 1.0%
German Federal Republic 0% 5/15/35 (Reg. S) (h)	EUR	1,210,000	1,400,746

United Kingdom - 0.9%
United Kingdom, Great Britain and Northern Ireland:
0.625% 7/31/35 (Reg. S)	GBP	45,000	55,771
1.25% 10/22/41 (Reg. S)	GBP	452,000	595,459
1.75% 1/22/49(Reg. S) (h)	GBP	325,000	473,248
4.25% 12/7/46	GBP	15,000	32,417
TOTAL UNITED KINGDOM			1,156,895
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,765,288)			2,557,641

Preferred Securities - 22.6%
		Principal Amount (a)	Value ($)
Australia - 0.9%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		600,000	647,494
5.875% (c)(d)(e)		505,000	563,075
TOTAL AUSTRALIA			1,210,569
Canada - 0.6%
Bank of Nova Scotia:
4.65% (d)(e)		450,000	450,675
4.9% (d)(e)		250,000	268,750
TOTAL CANADA			719,425
France - 2.6%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		450,000	488,813
Danone SA 1.75% (Reg. S) (d)(e)	EUR	600,000	709,933
EDF SA 5.25% (Reg. S) (d)(e)		1,950,000	2,025,563
Societe Generale 7.875% (Reg. S) (d)(e)		200,000	220,398
TOTAL FRANCE			3,444,707
Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	1,500,000	1,748,489

Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	450,000	580,681

Italy - 0.3%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	300,000	361,704

Luxembourg - 3.4%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	1,600,000	1,939,078
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	850,000	963,429
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	1,400,000	1,595,354
TOTAL LUXEMBOURG			4,497,861
Netherlands - 5.9%
AerCap Holdings NV 5.875% 10/10/79 (d)		650,000	678,269
AT Securities BV 5.25% (Reg. S) (d)(e)		500,000	525,100
Stichting AK Rabobank Certificaten 19.4365% (Reg. S) (d)(e)(i)	EUR	341,400	568,475
Telefonica Europe BV 2.625% (Reg. S) (d)(e)	EUR	1,100,000	1,299,478
Volkswagen International Finance NV:
2.7%(Reg. S) (d)(e)	EUR	900,000	1,068,578
3.375% (Reg. S) (d)(e)	EUR	200,000	245,677
3.875% (Reg. S) (d)(e)	EUR	1,100,000	1,411,958
4.625% (Reg. S) (d)(e)	EUR	1,500,000	1,958,841
TOTAL NETHERLANDS			7,756,376
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	400,000	496,052

Sweden - 1.2%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	900,000	1,068,140
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	450,000	522,561
TOTAL SWEDEN			1,590,701
Switzerland - 1.8%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		2,000,000	2,185,000
UBS Group AG 7% (Reg. S) (d)(e)		200,000	227,500
TOTAL SWITZERLAND			2,412,500
United Kingdom - 3.8%
Barclays Bank PLC 7.625% 11/21/22		495,000	530,625
Barclays PLC 7.125% (d)(e)	GBP	200,000	301,803
British American Tobacco PLC 3% (Reg. S) (d)(e)	EUR	2,100,000	2,411,250
HSBC Holdings PLC 6.375% (d)(e)		900,000	982,278
National Express Group PLC 4.25% (Reg. S) (d)(e)	GBP	200,000	278,933
SSE PLC 3.74% (Reg. S) (d)(e)	GBP	400,000	556,584
TOTAL UNITED KINGDOM			5,061,473
TOTAL PREFERRED SECURITIES (Cost $29,561,798)			29,880,538

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (j) (Cost $2,391,493)	2,391,015	2,391,493

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 2.5% on a credit default swap with Barclays Bank PLC to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly. (Cost $162,068)	12/15/21	EUR	17,050,000	172,126

TOTAL INVESTMENT IN SECURITIES - 97.5% (Cost $128,535,661)	129,041,971
NET OTHER ASSETS (LIABILITIES) - 2.5%	3,369,843
NET ASSETS - 100.0%	132,411,814

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	5	Dec 2021	511,388	(9,376)	(9,376)
Eurex Euro-Bund Contracts (Germany)	21	Dec 2021	4,130,931	(62,548)	(62,548)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	9	Dec 2021	2,119,850	(86,682)	(86,682)
TME 10 Year Canadian Note Contracts (Canada)	23	Dec 2021	2,599,439	(48,443)	(48,443)

TOTAL BOND INDEX CONTRACTS					(207,049)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	15	Dec 2021	1,841,133	(6,300)	(6,300)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	56	Dec 2021	8,916,250	(282,731)	(282,731)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	22	Dec 2021	3,195,500	(59,226)	(59,226)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	77	Dec 2021	14,711,813	(626,773)	(626,773)

TOTAL TREASURY CONTRACTS					(975,030)

TOTAL PURCHASED					(1,182,079)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	59	Dec 2021	9,221,474	53,953	53,953
ICE Long Gilt Contracts (United Kingdom)	38	Dec 2021	6,407,830	205,773	205,773

TOTAL SOLD					259,726

TOTAL FUTURES CONTRACTS					(922,353)
The notional amount of futures purchased as a percentage of Net Assets is 28.7%
The notional amount of futures sold as a percentage of Net Assets is 11.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	310,915	EUR	268,000	Royal Bank Of Canada	10/01/21	477
GBP	17,000	USD	22,868	Royal Bank Of Canada	10/04/21	38
USD	12,702,000	EUR	10,731,666	JPMorgan Chase Bank, N.A.	10/15/21	268,328
CAD	1,000	USD	782	Citibank NA	10/29/21	8
EUR	241,000	USD	278,873	JPMorgan Chase Bank, N.A.	10/29/21	424
EUR	322,000	USD	373,759	Royal Bank Of Canada	10/29/21	(590)
EUR	524,000	USD	614,721	State Street Bank And Trust Co	10/29/21	(7,452)
EUR	67,000	USD	78,611	State Street Bank And Trust Co	10/29/21	(964)
GBP	27,000	USD	36,836	Bank Of America NA	10/29/21	(455)
GBP	108,000	USD	148,047	JPMorgan Chase Bank, N.A.	10/29/21	(2,523)
GBP	79,000	USD	106,270	Royal Bank Of Canada	10/29/21	178
GBP	202,000	USD	273,394	Royal Bank Of Canada	10/29/21	(1,210)
GBP	25,000	USD	34,191	State Street Bank And Trust Co	10/29/21	(505)
USD	27,498	AUD	38,000	Citibank NA	10/29/21	23
USD	45,185	CAD	58,000	JPMorgan Chase Bank, N.A.	10/29/21	(605)
USD	846,251	EUR	716,000	BNP Paribas	10/29/21	16,471
USD	2,419,472	EUR	2,060,000	BNP Paribas	10/29/21	32,117
USD	185,997	EUR	158,000	Citibank NA	10/29/21	2,889
USD	1,944,026	EUR	1,643,000	JPMorgan Chase Bank, N.A.	10/29/21	39,936
USD	65,733	EUR	56,000	JPMorgan Chase Bank, N.A.	10/29/21	834
USD	91,578	EUR	78,000	Royal Bank Of Canada	10/29/21	1,183
USD	33,803,342	EUR	28,583,000	State Street Bank And Trust Co	10/29/21	678,205
USD	454,534	EUR	384,000	State Street Bank And Trust Co	10/29/21	9,512
USD	562,085	EUR	475,000	State Street Bank And Trust Co	10/29/21	11,602
USD	20,599,019	GBP	14,875,000	Royal Bank Of Canada	10/29/21	555,781
USD	1,109,466	GBP	801,000	State Street Bank And Trust Co	10/29/21	30,163

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						1,633,865

Unrealized Appreciation						1,648,169
Unrealized Depreciation						(14,304)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Akzo Nobel NV	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	1,200,000	(32,954)	21,081	(11,873)
Assicurazioni Generali SpA	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	1,115,000	(31,506)	29,908	(1,598)
Axa SA	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(17,048)	14,062	(2,986)
BMW Finance NV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(37,808)	37,061	(747)
Barclays PLC	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,100,000	(31,306)	29,848	(1,458)
Daimler AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(31,776)	30,190	(1,586)
Deutsche Bank AG	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(18,795)	17,298	(1,497)
Gas Natural Capital Markets SA	Jun 2022	BNP Paribas SA	(1%)	Quarterly	EUR	500,000	(3,764)	2,258	(1,506)
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,100,000	(30,456)	29,506	(950)
Shell International Finance BV	Dec 2026	Citibank, N.A.	(1%)	Quarterly	EUR	1,100,000	(43,254)	41,906	(1,348)
Societe Generale	Dec 2026	BNP Paribas SA	(1%)	Quarterly	EUR	1,100,000	(24,288)	21,684	(2,604)
Volvo Treas AB	Jun 2024	Citibank, N.A.	(1%)	Quarterly	EUR	200,000	(4,881)	2,664	(2,217)

TOTAL CREDIT DEFAULT SWAPS							(307,836)	277,466	(30,370)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
USD	-	U.S. dollar

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,383,205 or 6.3% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,121,443.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	10,227,167	51,686,014	59,521,738	3,177	50	-	2,391,493	0.0%
Total	10,227,167	51,686,014	59,521,738	3,177	50	-	2,391,493

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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